UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 9, 2015

Aflac Incorporated

(Exact name of registrant as specified in its charter)

Georgia	001-07434	58-1167100

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1932 Wynnton Road, Columbus, Georgia		31999
(Address of principal executive offices)		(Zip Code)

706.323.3431

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry into a Material Definitive Agreement

On March 9, 2015, Aflac Incorporated (the “Company”) issued $550 million aggregate principal amount of its 2.40% Senior Notes due 2020 (the “2020 Notes”) and $450 million aggregate principal amount of its 3.25% Senior Notes due 2025 (the “2025 Notes” and, together with the 2020 Notes, the “Notes”). The Notes were offered by the Company in a public offering pursuant to the Company’s Registration Statement on Form S-3 (No. 333-181089) (the “Registration Statement”), prospectus dated May 1, 2012, and related prospectus supplement dated March 9, 2015. In connection with the offering, issuance and sale of the Notes, on March 9, 2015, the Company entered into cross-currency swaps (including with certain of the Underwriters and their affiliates) to economically convert (i) the $550 million liability with respect to the 2020 Notes into a ¥67 billion liability and reduce the interest rate on the 2020 Notes from 2.40% in dollars to 0.24% in yen and (ii) the $450 million liability with respect to the 2025 Notes into a ¥55 billion liability and reduce the interest rate on the 2025 Notes from 3.25% in dollars to 0.82% in yen. The Company intends to use the net proceeds of the issuance to fund all or a portion of the redemption price of its 8.50% Senior Notes due 2019, of which $850,000,000 principal amount are outstanding. The Company intends to use proceeds in excess of such redemption price, if any, for general corporate purposes.

The Company entered into an underwriting agreement, dated March 9, 2015 (the “Underwriting Agreement”) with Goldman, Sachs & Co., J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, as representatives of the underwriters named therein (together, the “Underwriters”), related to the offering, issuance and sale of the Notes. The Underwriting Agreement contains customary terms, conditions, representations and warranties and indemnification provisions.

The 2020 Notes bear interest at a rate of 2.40% per annum and mature on March 16, 2020 and the 2025 Notes bear interest at a rate of 3.25% per annum and mature on March 17, 2025. Interest on the Notes is payable semi-annually in arrears on March 15 and September 15 each year, beginning on September 15, 2015. The Notes will be redeemable at the option of the Company in whole at any time or in part from time to time at a redemption price equal to the greater of (i) 100% of the aggregate principal amount of the Notes to be redeemed or (ii) an amount equal to the sum of the present values of the remaining scheduled payments for principal and interest on the Notes to be redeemed, discounted to the redemption date; plus in each case accrued and unpaid interest. The Notes are general unsecured obligations and rank equally in right of payment with any of the Company’s existing and future unsecured senior indebtedness.

The Notes were issued under an indenture, dated as of May 21, 2009 (the “Base Indenture”), between the Company, as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as supplemented, with respect to the 2020 Notes, by a tenth supplemental indenture, dated as of March 12, 2015 (the “Tenth Supplemental Indenture”) and as supplemented, with respect to the 2025 Notes, by an eleventh supplemental indenture, dated as of March 12, 2015 (the “Eleventh Supplemental Indenture” and, together with the Tenth Supplemental Indenture and the Base Indenture, the “Indenture”), between the Company and the Trustee. The Indenture provides for customary events of default, including, among other things, nonpayment, failure to comply with the other agreements in the Indenture for a period of 90 days, and certain events of bankruptcy, insolvency and reorganization.

The foregoing description of the Underwriting Agreement, the Base Indenture, the Tenth Supplemental Indenture and the Eleventh Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of such documents. For a complete description of the terms and conditions of the Base Indenture, please refer to the Base Indenture, filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed with the Commission on May 21, 2009 and incorporated herein by reference. For a complete description of the terms and conditions of the Underwriting Agreement, the Tenth Supplemental Indenture and the Eleventh Supplemental Indenture, please refer to the Underwriting Agreement, the Tenth Supplemental Indenture and the Eleventh Supplemental Indenture, each of which is incorporated herein by reference and attached to this Current Report on Form 8-K as Exhibits 1.1, 4.1 and 4.2, respectively.

The Underwriters and their respective affiliates are full service financial institutions engaged in various activities, including securities trading, commercial and investment banking, financial advisory, investment management, investment research, principal investment, hedging, financing, market making, brokerage and other financial and non-financial activities and services. Certain of the Underwriters and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory and investment banking services for the Company, and for persons and entities with relationships with the Company, for which they received or will receive customary fees and expenses. The Trustee is an affiliate of BNY Mellon Capital Markets, LLC, one of the Underwriters in this offering. An affiliate of Mizuho Securities USA Inc. is the administrative agent, and affiliates of a number of other Underwriters are lenders, under an unsecured revolving credit facility agreement the Company entered into in March 2013. In addition, the Company has agreements with affiliates of Mizuho Securities USA Inc. to sell its products at their Japanese bank branches.

ITEM 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See the description regarding the Company’s issuance and sale of the Notes contained in Item 1.01 above, which is incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits.

1.1	-	Underwriting Agreement, dated March 9, 2015, between Aflac Incorporated and Goldman, Sachs & Co., J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named in Schedule I thereto.

4.1	-	Tenth Supplemental Indenture, dated as of March 12, 2015, between Aflac Incorporated and The Bank of New York Mellon Trust Company, N.A., as trustee (including the form of 2.40% Senior Note due 2020).

4.2	-	Eleventh Supplemental Indenture, dated as of March 12, 2015, between Aflac Incorporated and the Bank of New York Mellon Trust Company, N.A., as trustee (including the form of 3.25% Senior Note due 2025).

5.1	-	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP regarding the validity of the Notes.

5.2	-	Opinion of Audrey Boone Tillman, Esq., Executive Vice President and General Counsel of the Company, regarding the validity of the Notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aflac Incorporated

March 12, 2015	/s/ Kenneth S. Janke
(Kenneth S. Janke )
Executive Vice President and
Deputy Chief Financial Officer

EXHIBIT INDEX:

1.1	-	Underwriting Agreement, dated March 9, 2015, between Aflac Incorporated and Goldman, Sachs & Co., J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named in Schedule I thereto.

4.1	-	Tenth Supplemental Indenture, dated as of March 12, 2015, between Aflac Incorporated and The Bank of New York Mellon Trust Company, N.A., as trustee (including the form of 2.40% Senior Note due 2020).

4.2	-	Eleventh Supplemental Indenture, dated as of March 12, 2015, between Aflac Incorporated and the Bank of New York Mellon Trust Company, N.A., as trustee (including the form of 3.25% Senior Note due 2025).

5.1	-	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP regarding the validity of the Notes.

5.2	-	Opinion of Audrey Boone Tillman, Esq., Executive Vice President and General Counsel of the Company, regarding the validity of the Notes.